UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 21, 2016

OphthaliX Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Bareket Street, Petach Tikva, Israel	4951778
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 3-924 1114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03 Material Modification to Rights of Security Holders

Item 5.07 Submission of Matters to a Vote of Security Holders

At a meeting held on September 19, 2016, the board of directors of OphthaliX, Inc. (the “Company”) unanimously adopted and approved the following, subject to approval of a majority of the stockholders of the Company.

●	the voluntary dissolution and liquidation of the Company pursuant to a Plan of Dissolution (the “Plan of Dissolution”),

●	the re-election of the following five directors, to comprise the entire board of directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified: Pnina Fishman, Ilan Cohn, Guy Regev, Roger Kornfeld and Michael Belkin.

On September 21, 2016, Can-Fite BioPharma Ltd, the Company’s parent and holder of approximately 82% of the voting power of the outstanding shares of common stock of the Company consented in writing under the Delaware General Corporation Law approving the foregoing actions. Accordingly, the Plan of Dissolution and re-election of directors will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent was September 19, 2016. As of the record date, there were 10,441,251 shares of common stock outstanding.

In connection with the written consent, the Company plans to file an Information Statement on Schedule 14C (the “Information Statement”) with the SEC, and provide a copy of the Information Statement to all stockholders who did not execute the written consent. The Plan of Dissolution and re-election of directors will not take effect until the date that is 20 days after the date the Information Statement is first given to all stockholders of the Company who did not execute the written consent.

FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as “believes,” “plans,” “expects,” “may,” “will,” “intends,” “should,” “plan,” “assume” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this report on Form 8-K and in the Company’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OphthaliX Inc.

Date: September 21, 2016	By	/s/ Pnina Fishman
Pnina Fishman, Interim CEO

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